Exhibit 99.1

SELECTED UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

On January 31, 2007, Atlantic Southern acquired First Community Bank of Georgia (“FCB”). The following selected unaudited pro forma condensed financial information presents the impact of the acquisition of Sapelo and the acquisition of FCB. In their respective acquisitions, based on a value per share of Atlantic Southern common stock of $30.00 as used in the respective merger agreements, Sapelo shareholders received cash in an amount not to exceed $6.24 million and a maximum of 305,695 shares of Atlantic Southern common stock having an aggregate value of $15,542,433; and FCB shareholders received 548,634 shares of Atlantic Southern common stock having an aggregate value of $16,459,020.

Under the purchase method of accounting, Atlantic Southern records the assets and liabilities of the acquired entities at their fair values on the closing date of the acquisition. The selected unaudited pro forma condensed balance sheet as of September 30, 2006 has been prepared under the assumption that the Sapelo and FCB acquisitions were completed on that date. The selected unaudited pro forma condensed statements of earnings for the nine months ended September 30, 2006, and the year ended December 31, 2005, have been prepared under the assumption that all of the acquisitions were completed on January 1, 2006 and January 1, 2005, respectively.

The following unaudited pro forma statements of financial condition do not include purchase accounting adjustments to record acquired assets at fair value. Based on preliminary review by Atlantic Southern, the carrying value of the assets of Sapelo and FCB approximate fair value and no significant adjustments are anticipated. In addition, a portion of the goodwill generated has not been allocated to a core deposit intangible. Atlantic Southern is in the process of performing calculations and obtaining third party valuations of purchased assets to record purchase accounting adjustments at the acquisition date. Accordingly, the unaudited pro forma statements of operation do include amortization of core deposit intangible, depreciation and other adjustments based on the allocated purchase price of net assets acquired.

The selected unaudited pro forma condensed financial information is presented for illustrative purposes only, and does not indicate either the operating results that would have occurred had all the acquisitions been consummated on January 1, 2005 or September 30, 2006, as the case may be, or future results of operations or financial condition. The selected unaudited pro forma condensed financial information is based upon assumptions and adjustments that Atlantic Southern believes are reasonable. No assumptions have been applied to the selected pro forma condensed financial statements regarding possible revenue enhancements, expense efficiencies or asset dispositions other than sales of investment securities. The selected unaudited pro forma condensed financial statements should be read in conjunction with Atlantic Southern’s Annual Report on Form 10-K for the year ended December 31, 2005 and its 10-Q for the nine months ended September 30, 2006, which are both included with and incorporated by reference into this document and as otherwise contained herein.

Pro Forma Combined Statements of Condition

as of September 30, 2006

(In thousands, except per share data)

	Historical		Pro Forma		Pro Forma			Pro Forma		Pro Forma
	Atlantic Southern	FCB	Acquisition Adjustments		Combined Results		Historical Sapelo	Acquisition Adjustments		Combined Results

ASSETS
Cash and due from banks	$6,250	$2,640	$—		$8,890		$4,509	$—		$13,399
Interest bearing deposits in other banks	80	671			751		—			751
Federal funds sold	21,959	3,108	(500	)(1)	24,567		3,780	(6,240	)(6)	21,457
								(650	)(7)
Investment securities	48,472	11,807			60,279		2,233			62,512
Loans held for sale	3,059	—			3,059		—			3,059
Loans, net of unearned income	446,960	51,568			498,528		49,894			548,422
Less: Allowance for loan losses	5,617	751			6,368	(5)	501			6,869	(5)
Net Loans	441,343	50,817			492,160		49,393			541,553
Premises and equipment, net	11,567	2,122			13,689		2,203			15,892
Accrued interest receivable	4,376	505			4,881		381			5,262
Stock in FHLB	2,046	440			2,486		282			2,768
Cash surrender value of life insurance	4,223	—			4,223		—			4,223
Goodwill and intangible assets	—	0	9,011	(2)	9,011		930	9,064	(8)	19,005
Other assets	3,182	243			3,425		265			3,690
Total Assets	$546,557	$72,353	$8,511		$627,421		$63,976	$2,174		$693,571

LIABILITIES AND STOCKHOLDERS’ EQUITY

Deposits	$454,591	$58,710	$—		$513,301		$53,202	$—		$566,503
Advances from FHLB	28,200	5,250			33,450		3,500			36,950
Federal funds borrowed and security repurchase agreements	—	—			—		—			—
Long-term debt	—	—			—		—			—
Junior subordinated debentures owed to Unconsolidated subsidiary trusts	10,310	—			10,310		—			10,310
Accrued expenses and other liabilities	3,252	445			3,697		277			3,974
Total Liabilities	496,353	64,405			560,758		56,979			617,737
Shareholder’s Equity	50,204	7,948	8,511	(3)	66,663		6,997	2,174	(9)	75,834
Total Liabilities and shareholder’s equity	$546,557	$72,353	$8,511		$627,421		$63,976	$2,174		$693,571

Number of common shares outstanding	3,304,052	713,846	(165,212	)(4)	3,852,686		228,977	76,718	(10)	4,158,381
Total book value per common share	$15.19	$11.13			$17.30		$30.56			$18.24
Tangible book value per common share	$15.19	$11.13			$14.96		$26.50			$13.67

(1)                  Merger related expenditures of $500 thousand for the FCB transaction

(2)                  Goodwill generated from the FCB transaction

(3)                  $16.46 million equity issued net of existing FCB equity

(4)                  548,634 shares issued net of 713,846 existing FCB shares

(5)                  SOP 03-3 will be applied at the time of the acquisition

(6)                  Cash consideration to Sapelo shareholders of $6.24 million

(7)                  Merger related expenditures of $650 thousand

(8)                  Goodwill generated from the Sapelo transaction

(9)                  $9.2 million equity issued net of existing Sapelo equity

(10)            305,695 shares issued net of 228,977 existing Sapelo shares

Pro Forma Combined Statements of Operation
for nine months ended September 30, 2006

(In thousands, except per share data)

	Historical		Pro Forma	Pro Forma		Pro Forma	Pro Forma
	Atlantic Southern	FCB	Acquisition Adjustments	Combined Results	Historical Sapelo	Acquisition Adjustments	Combined Results

Interest Income	$26,587	$3,815	$—	$30,402	$3,372	$—	$33,774
Interest Expense	12,615	1,276		13,891	904		14,795
Net Interest Income	13,972	2,539	—	16,511	2,468		18,979
Provision for loan losses	1,389	45		1,434	90		1,524
Net interest income after provision for loan losses	12,583	2,494	—	15,077	2,378	—	17,455
Noninterest Income	1,201	474		1,675	373		2,048
Noninterest Expense
Salaries and employee benefits	3,776	989		4,765	990		5,755
Occupancy, furniture and equipment expense	868	204		1,072	247		1,319
Other operating expenses	2,735	561		3,296	681	—	3,977
Noninterest expenses	7,379	1,754		9,133	1,918	—	11,051
Income tax expense	2,306	401		2,707	244	—	2,951
Net earnings	$4,099	$813	$—	$4,912	$589	$—	$5,501
Basic net earnings per common share	$1.40	$1.14		$1.42	$2.59		$1.46
Diluted net earnings per common share	$1.26	$1.13		$1.29	$2.33		$1.34
Average common shares outstanding	2,922,397	713,846	(165,212)	3,471,031	227,279	78,416	3,776,726
Average diluted common shares outstanding	3,255,909	722,383	(173,749)	3,804,543	252,592	53,103	4,110,238

Pro Forma Combined Statements of Operation
for year end December 31, 2005

	Historical		Pro Forma	Pro Forma		Pro Forma	Pro Forma
	Atlantic Southern	FCB	Acquisition Adjustments	Combined Results	Historical Sapelo	Acquisition Adjustments	Combined Results

Interest Income	$21,624	$4,105	$—	$25,729	$3,760	$—	$29,489
Interest Expense	8,628	1,207		9,835	1,038		10,873
Net Interest Income	12,996	2,898	—	15,894	2,722		18,616
Provision for loan losses	1,493	60		1,533	108		1,661
Net interest income after provision for loan losses	11,503	2,838	—	14,341	2,614	—	16,955
Noninterest Income	1,186	670		1,856	723		2,579
Noninterest Expense
Salaries and employee benefits	3,462	1,242		4,704	1,236		5,940
Occupancy, furniture and equipment expense	661	298		959	290		1,249
Other operating expenses	2,570	746		3,316	890	—	4,206
Noninterest expenses	6,693	2,286		8,979	2,416	—	11,395
Income tax expense	2,111	392		2,503	302	—	2,805
Net earnings	$3,885	$830	$—	$4,715	$619	$—	$5,334
Basic net earnings per common share	$1.49	$1.16		$1.50	$2.69		$1.54
Diluted net earnings per common share	$1.33	$1.15		$1.36	$2.40		$1.42
Average common shares outstanding	2,604,052	713,846	(165,212)	3,152,686	230,404	75,291	3,458,381
Average diluted common shares outstanding	2,911,930	721,041	(173,305)	3,460,564	257,869	47,826	3,766,259